UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2006

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Cash Bonuses Awarded to Named Executive Officers

On January 20, 2006, Portfolio Recovery Associates, Inc. (the "Company"), upon the recommendation of its Compensation Committee, awarded annual incentive cash bonuses to its named executive officers, based on the Company’s 2005 fiscal year performance targets. These bonus awards are designed to provide the named executive officers with incentive compensation based upon the Company's achievement of stated performance targets, and each executive officer's individual contribution to the Company's achievement of its performance targets. The bonuses paid in 2006 were based on the Company's achievement of its 2005 performance goals. The bonuses awarded in 2006 are set forth below:

Steven D. Fredrickson Chairman and Chief Executive Officer $750,000
Kevin P. Stevenson EVP/Chief Financial & Administrative Officer $500,000
Craig A. Grube EVP, Acquisitions $500,000
Judith S. Scott EVP, General Counsel & Secretary $175,000

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: None.
(b) Pro Forma financial information: None.
(c) Exhibits: None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

January 25, 2006	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP